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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):            February 7, 2001
                                                  ------------------------------

                               THE VIALINK COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 ----------------------------------------------
                 (State of Other Jurisdiction of Incorporation)



000-21729                                                          73-1247666
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(Commission File Number)                                          (IRS Employer
                                                             Identification No.)



13155 Noel Road, Suite 800, Dallas, Texas                                 75240
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (972) 934-5500
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

                  On February 2, 2001 we entered into a series of Securities Purchase Agreements with nine institutional investors and a number of individual accredited investors, pursuant to which the investors paid us an aggregate of $10,018,250 in consideration for (1) 3,643 shares of our Series A Convertible Participating Preferred Stock convertible into shares of our common stock at an initial conversion price of $2.75 per share and (2) Series A Warrants to purchase up to 3,643,000 shares of our common stock at initial exercise price of $3.75 per share. The conversion price of the preferred stock may be subject to certain adjustments. The investors may not convert their shares of preferred stock or exercise their Series A Warrants to the extent the number of shares of our common stock issued upon such conversion or exercise would exceed 19.99% of the total number of shares of our common stock outstanding on February 7, 2001, unless and until we receive approval of our stockholders with respect to the issuance as required by NASD Rule 4350.

                  Each Securities Purchase Agreement is substantially identical, except that our Securities Purchase Agreement with Velocity Investment Partners Ltd. provides that Velocity (1) will also receive a Series B Warrant to purchase up to 666,667 shares of our common stock at an initial exercise price of $3.00 per share and (2) will, promptly after the effectiveness of the registration statement covering the resale of the underlying common stock, invest an additional $1,999,250 in consideration for 727 shares of preferred stock and a Series A Warrant to purchase up to 727,000 shares of our common stock.

                  In connection with each Securities Purchase Agreement, we also granted each of the investors certain automatic and piggyback registration rights pursuant to a series of Registration Rights Agreements. Pursuant to the Registration Rights Agreements, we are required to file a registration statement to register the shares of common stock issuable upon conversion of the preferred stock and upon exercise of the Series A and Series B Warrants issued to them within 10 days of the initial closing of the transaction.

                  In connection with, and as a condition to, the initial closing of the transaction, certain of our executive officers executed a Subscription Agreement, pursuant to which these officers agreed to pay us an aggregate of $761,750 in consideration for 277 shares of preferred stock and Series A Warrants to purchase 277,000 shares of our common stock. The investment by these officers is contingent upon approval by our stockholders of the issuance as required by NASD Rule 4350. The officers have deposited the $761,750 into an escrow account pending our receipt of this approval.

                  As compensation for services rendered to us by H.C. Wainwright & Co., Inc. as our financial advisor in connection with the transaction, we agreed to issue to H.C. Wainwright & Co., Inc. and its permitted assigns, (1) Placement Agent Warrants to purchase 464,700 shares of our common stock at an exercise price of $3.75 per share, (2) Placement Agent Warrants to purchase 66,667 shares of our common stock at an exercise price of $3.00 per share and
(3) Placement Agent Warrants to purchase 464,700 shares of our common stock at an exercise price of $2.75 per share.

                  None of the shares of preferred stock, the Series A Warrants, the Series B Warrants or the shares of our common stock issuable upon conversion or exercise thereof have



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been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report is neither an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

                  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Designations, Preferences and Rights of Series A Convertible Participating Preferred Stock, the Series B Warrant issued to Velocity, the Form of Registration Rights Agreement with each of the investors, the Securities Purchase Agreement with Velocity, the Form of Securities Purchase Agreement with each of the other investors, the Form of Series A Warrant issued to each of the investors, the Subscription Agreement with certain of our executive officers, and the Escrow Agreement with certain of our executive officers and The Chase Manhattan Bank, as escrow agent, copies of which are attached hereto as Exhibits 4.2, 4.3, 4.4. 4.5, 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

                  On February 7, 2001, we issued a press release relating to the private placement and certain other matters, a copy of which is attached hereto as Exhibit 99.1 which is hereby incorporated by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)     Exhibits.

                          4.1 Form of Series A Convertible Participating Preferred Stock Certificate.

                          4.2 Designations, Preferences and Rights of Series A Convertible Participating Preferred Stock of The viaLink Company.

                          4.3         Form of Series A Warrant.

                          4.4 Series B Warrant dated February 7, 2001 by The viaLink Company in favor of Velocity Investment Partners Ltd.

                          4.5 Form of Registration Rights Agreement by and among The viaLink Company and certain investors.

                         10.1 Securities Purchase Agreement dated as of February 2, 2001, by and between The viaLink Company and Velocity Investment Partners Ltd.

                         10.2 Form of Securities Purchase Agreement by and among The viaLink Company and certain investors.

                         10.3 Subscription Agreement dated February 7, 2001, by and among The viaLink Company and each of the investors listed on Schedule A thereto.

                         10.4 Escrow Agreement dated February 7, 2001, by and among The viaLink Company, each of the investors listed on the signature pages thereto and The Chase Manhattan Bank.

                         99.1 Press release announcing completion of private placement and other matters.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE VIALINK COMPANY



Dated:  February 7, 2001                By: /s/ WILLIAM P. CREASMAN
                                            ---------------------------------
                                            William P. Creasman
                                            Chief Financial Officer



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION OF EXHIBIT
------              ----------------------
  4.1               Form of Series A Convertible Participating Preferred Stock
                    Certificate.

  4.2               Designations, Preferences and Rights of Series A Convertible
                    Participating Preferred Stock of The viaLink Company.

  4.3               Form of Series A Warrant.

  4.4               Series B Warrant dated February 7, 2001 by The viaLink
                    Company in favor of Velocity Investment Partners Ltd.

  4.5 Form of Registration Rights Agreement by and among The viaLink Company and certain investors.

 10.1 Securities Purchase Agreement dated as of February 2, 2001, by and between The viaLink Company and Velocity Investment
                    Partners Ltd.

 10.2 Form of Securities Purchase Agreement by and among The viaLink Company and certain investors.

 10.3               Subscription Agreement dated February 7, 2001, by and among
                    The viaLink Company and each of the investors listed on Schedule A thereto.

 10.4 Escrow Agreement dated February 7, 2001, by and among The viaLink Company, each of the investors listed on the signature pages thereto and The Chase Manhattan Bank.

 99.1 Press release announcing completion of private placement and other matters.